UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 7, 2006

GENZYME CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-14680	06-1047163
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts  02142
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:
(617) 252-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On November 7, 2006, Genzyme Corporation announced it had completed its all cash tender offer to acquire AnorMED Inc. and subsequently completed a compulsory acquisition of any AnorMED common shares that were not tendered in the tender offer. A copy of the press release is included as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION

Dated: November 9, 2006	By:	/s/ Peter Wirth
Peter Wirth
Executive Vice President and
Chief Legal Officer

Item 9.01            Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Press Release of Genzyme Corporation dated November 7, 2006.*

*                    Previously filed as Exhibit (a)(16) to Genzyme Corporation’s Amendment No. 5 to its Tender Offer Statement on Schedule TO-T/A (File No. 005-81132) and incorporated herein by reference thereto.